                    SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
       of the Securities Exchange Act of 1934, as amended
                       (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                    MINERAL DEVELOPMENT, INC.
        (Name of Registrant as Specified In Its Charter)

           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

   * Set forth amount on which the filing is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    MINERAL DEVELOPMENT, INC.
             9400 N. Central Expressway, Suite 1209
                       Dallas, Texas 75231
               __________________________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held June __, 1996

To the Shareholders of Mineral Development, Inc.

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Mineral Development, Inc., a Texas corporation (the "Company"), will be held at the Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas on June __, 1996, at 10:00 a.m., local time, for the purposes of considering and voting upon the following:

     1. To elect five (5) directors to hold office for the term specified or until their respective successors have been duly elected and have qualified.

     2. A proposal to amend the Company's Articles of Incorporation to change the name of the Company to EXCO Resources, Inc.

     3. A proposal to amend Article 4 of the Company's Articles of Incorporation to effect a one-for-five reverse stock split of the Company's common stock.

     4. A proposal to amend Article 4 of the Company's Articles of Incorporation to provide for a class of preferred stock of up to 10,000,000 shares issuable in series.

     5. A proposal to amend the Company's Articles of Incorporation to add Article 10 to provide for the elimination of director liability for monetary damages in actions brought by the Company or its shareholders on behalf of the Company for directors' acts or omissions while acting in their capacity as directors of the Company to the maximum extent permitted by Article 1302-7.06 of the Texas Miscellaneous Corporation Laws Act.

     6. A proposal to approve and ratify the adoption of the Mineral Development, Inc. Stock Option Plan.

     7. A proposal to approve and ratify the adoption of the Mineral Development, Inc. 1996 Director Plan.

     8. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s) thereof.

     The items of business are more fully described in the Proxy
Statement accompanying this notice.

     The Board of Directors has fixed May 29, 1996, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR DESIRES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR SHAREHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                              By Order of the Board of Directors

                              RICHARD D. COLLINS,
                              Corporate Secretary

Dallas, Texas
May 29, 1996

                    MINERAL DEVELOPMENT, INC.
             9400 N. Central Expressway, Suite 1209
                       Dallas, Texas 75231
                 _______________________________

                         PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held June __, 1996
                 _______________________________

             SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and the accompanying proxy are being furnished to shareholders of Mineral Development, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 1996 Annual Meeting of Shareholders (the "Annual Meeting") to be held on June __, 1996, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment(s) of the Annual Meeting. This Proxy Statement, the accompanying proxy and the Company's Annual Report to shareholders for the nine month transition period ended December 31, 1995 (the "Annual Report"), are first being sent to shareholders of the Company on or about May 29, 1996.

     The accompanying form of proxy is designed to permit each holder of the Company's common stock, par value $0.01 per share (the "Common Stock"), to vote for or withhold voting for any or all of the nominees for election as directors of the Company listed under proposal 1, to vote for or against or to abstain from voting on proposals 2, 3, 4, 5, 6 and 7 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a shareholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specifications are made, the proxies for the Common Stock will be voted by those persons named in the proxies at the Annual Meeting FOR the election of the nominees under the caption "Election of Directors," FOR the amendment to the Company's Articles of Incorporation to change the name of the Company, FOR the amendment to Article 4 of the Company's Articles of Incorporation to effect a one-for-five reverse stock split of the Company's Common Stock, FOR the amendment to Article 4 of the Company's Articles of Incorporation to provide for a class of preferred stock of up to 10,000,000 shares issuable in series, FOR the amendment to the Company's Articles of Incorporation to add Article 10 to provide for the elimination of director liability for monetary damages in certain situations, FOR the adoption of the Mineral Development, Inc. Stock Option Plan and FOR the adoption of the Mineral Development, Inc. 1996 Director Plan. If any other matters properly come before the Annual Meeting, the proxies will vote upon such matters according to their judgment.

     The Company encourages the personal attendance of its shareholders at the Annual Meeting, and execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and to vote his or her shares in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to Mr. Richard D. Collins, Corporate Secretary, Mineral Development, Inc., at the Company's principal executive offices, 9400 N. Central Expressway, Dallas, Texas 75231, at any time before the proxy is voted or by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

     In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses.
The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. All expenses of the Company in connection with this solicitation will be borne by the Company.

     The Annual Report, including audited financial statements, is enclosed herewith. Except for the audited financial statements included in the Annual Report, which are incorporated herein by reference, the Annual Report does not form any part of the material for the solicitation of proxies.

                     PURPOSES OF THE MEETING

     At the Annual Meeting, the shareholders of the Company will consider and vote upon the following matters:

     1. The election of five (5) directors to hold office for the term specified or until their respective successors have been duly elected and have qualified.

     2. A proposal to amend the Company's Articles of Incorporation to change the name of the Company to EXCO Resources, Inc.

     3. A proposal to amend Article 4 of the Company's Articles of Incorporation to effect a one-for-five reverse stock split of the Company's Common Stock.

     4. A proposal to amend Article 4 of the Company's Articles of Incorporation to provide for a class of preferred stock of up to 10,000,000 shares issuable in series.

     5. A proposal to amend the Company's Articles of Incorporation to add Article 10 to provide for the elimination of director liability for monetary damages in actions brought by the Company or its shareholders on behalf of the Company for directors' acts or omissions while acting in their capacity as directors of the Company to the maximum extent permitted by Article 1302-7.06 of the Texas Miscellaneous Corporation Laws Act (the "TMCLA").

     6. A proposal to approve and ratify the adoption of the Mineral Development, Inc. Stock Option Plan.

     7. A proposal to approve and ratify the adoption of the Mineral Development, Inc. 1996 Director Plan.

     8. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s) thereof.


          VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

General

     The Board of Directors of the Company has fixed May 29, 1996, as the record date (the "Record Date") for the Annual Meeting.
Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. At the close of business on the Record Date, the Company had issued and outstanding 3,975,721 shares of Common Stock. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. A shareholder is entitled to one vote, in person or by proxy, at the Annual Meeting for each share of Common Stock held of record in his or her name at the close of business on the Record Date.

Quorum and Required Vote

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting or any adjournment(s) of the Annual Meeting is necessary to constitute a quorum to transact business at the Annual Meeting. Assuming the presence of a quorum,
(1) the affirmative vote of the holders on the Record Date of a plurality of the outstanding shares of Common Stock present, in person or by proxy, at the Annual Meeting is necessary for the election of directors, (2) the affirmative vote of the holders on the Record Date of two-thirds of the issued and outstanding shares of Common Stock is required on the four matters relating to proposed amendments to the Company's Articles of Incorporation and
(3)
the affirmative vote of the holders on the Record Date of a majority of shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve or ratify each of the other proposals relating to the option plans of the Company to be presented at the Annual Meeting.

Security Ownership of Management

     The following table and notes to the table set forth certain information with respect to the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company,
(ii) each executive officer of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below, and (iii) all directors and executive officers of the Company as a group, as of the Record Date:


                                   Amount and
                                   Nature of      Percent of
                                   Beneficial     Class Owned
Name of Beneficial Owner           Ownership(1)   Beneficially(2)
- ------------------------           ------------   ---------------
Richard D. Collins                   165,983       4.18
David N. Fitzgerald                  717,386(3)   18.04
Charles W. Gleeson                         0(4)    0.00
William R. Granberry                 400,000      10.06
John A. Schlensker                   103,721(5)    2.61
Glenn L. Seitz                       358,695       9.02

NOTE:  Two additional nominees
 for Director have yet to be
 determined and will be included
 in the Definitive Proxy
 Statement.

All directors and executive
 officers as a group (5 persons)   1,745,785      43.91
__________________________


(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages of Common Stock indicated are based on 3,975,721 shares of Common Stock issued and outstanding on the Record Date.

(3)  Includes 45,623 shares held by Frances Fitzgerald, Mr.
     Fitzgerald's wife, 102,120 shares held by Dave Fitzgerald, Inc., a company of which Mr. Fitzgerald is president, and 23,059 shares held by Sunsuzli, Ltd., a limited partnership of which Mr. Fitzgerald is the general partner.

(4) Mr. Gleeson will be entitled to acquire 500,000 shares of Common Stock upon the exercise of a stock option to be granted should Mr. Gleeson's Employment Contract with the Company become effective. See "Executive Compensation - Employment Contracts."

(5) Includes 26,400 shares held by Schlensker Drilling Corp., a corporation of which Mr. Schlensker is president and sole owner, and 7,021 shares held by D. Diane Schlensker, Mr.
     Schlensker's wife.


Security Ownership of Certain Beneficial Owners

     The following table sets forth information concerning the beneficial ownership of shares of the Company's Common Stock by all persons or entities known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock on the Record Date:


                                   Amount and
                                   Nature of      Percent of
                                   Beneficial     Class Owned
Name of Beneficial Owner           Ownership(1)   Beneficially(2)
- ------------------------           ------------   ---------------
David N. Fitzgerald                717,386(3)     18.04
Charles W. Gleeson                       0(4)      0.00
William R. Granberry               400,000        10.06
Glenn L. Seitz                     358,695         9.02
__________________


(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages of Common Stock indicated are based on 3,975,721 shares of Common Stock issued and outstanding on the Record Date.

(3)  Includes 45,623 shares held by Frances Fitzgerald, Mr.
     Fitzgerald's wife, 102,120 shares held by Dave Fitzgerald, Inc., a company of which Mr. Fitzgerald is president, and 23,059 shares held by Sunsuzli, Ltd., a limited partnership of which Mr. Fitzgerald is the general partner.

(4) Mr. Gleeson will be entitled to acquire 500,000 shares of Common Stock upon the exercise of a stock option to be granted should Mr. Gleeson's Employment Contract with the Company become effective. See "Executive Compensation - Employment Contracts."


                  ITEM 1. ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company provide that the Board of Directors shall be determined by resolution of the Board of Directors at any meeting. The Board of Directors of the Company has set the number of directors comprising the Board of Directors at five and has nominated for directors the five individuals named below to be elected at the Annual Meeting to hold office until his or her successor has been duly elected and has qualified.

     The tables below set forth for each nominee for director and for each continuing director, the name, age and the principal occupation of each nominee or continuing director, the directorships in public companies, if any, held by each nominee or continuing director and the year the nominee first became a director of the Company.


                         Year First
                         Became a
                         Director of    Business Experience
Name and Age             the Company    During Last Five Years
- ------------             -----------    ----------------------
David N. Fitzgerald      1993(1)        Chairman of the Board,
                                        Chief Executive Officer
                                        and President of the
                                        Company since January
                                        1996; President of Dave
                                        Fitzgerald, Inc. and Exit
                                        Oilfield Equipment, Inc.

Charles W. Gleeson       New Nominee    Independent Oil and Gas
                                        Consultant (1995-1996);
                                        various executive
                                        positions with Parker and
                                        Parsley Petroleum Co.
                                        ("P&P") from 1991-1995,
                                        including Senior Vice
                                        President, Vice President
                                        - Gas Processing,
                                        President of Parker and
                                        Parsley Gas Processing
                                        Co., Managing Director of
                                        Bridge Oil Ltd. (P&P's
                                        Australian subsidiary)
                                        and Senior Vice
                                        President-Permian
                                        Production Region; Vice-
                                        President-Production of
                                        Damson Oil Corporation
                                        (1983-1991)(2)

Richard D. Collins       1993(3)        Secretary of the Company
                                        since May 1994 and
                                        Director of the Company
                                        since January 1993;
                                        Independent Financial
                                        Consultant since 1988;
                                        Director of International
                                        Star Resources, Ltd. and
                                        Minute Man of America,
                                        Inc. since 1994.

NOTE:     Two additional nominees for Director have yet to be
          determined and will be included in the Definitive Proxy
          Statement.
___________________________


(1) Mr. Fitzgerald served as a director of the Company from 1977 to 1985.

(2) Under the terms of his Employment Contract with the Company, Charles W. Gleeson will become President and Chief Executive Officer of the Company effective June 1, 1996 if the Company is successful in raising a minimum of $9,000,000 of capital in a contemplated registered public offering. See "Executive Compensation - Employment Contracts."

(3) Mr. Collins served as a director of the Company from 1976 to 1984.


     Unless otherwise indicated on any duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above for the term specified. Although the Company does not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a director of the Company, the persons named in the enclosed proxy intend, if any nominee is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

     Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, present or represented by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such person of the affirmative vote of at least a plurality of the shares of Common Stock present or represented at the Annual Meeting, the five persons receiving the greatest number of votes will be elected as directors. Proxies will be voted for the nominees in accordance with specifications marked thereon and, if no specification is made, will be voted "FOR" the above nominees for the term noted.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
             THE ELECTION OF EACH OF THE INDIVIDUALS
              NOMINATED FOR ELECTION AS A DIRECTOR


Meetings and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. In accordance with the Bylaws of the Company, the Board of Directors has established the Option Plan Committee. During the nine month transition period ended December 31, 1995, the Board of Directors held three regular meetings and took action on five separate occasions by unanimous consents in lieu of a special meeting. Each director attended all of the meetings of the Board of Directors. The Option Plan Committee did not meet during the nine month period.

Option Plan Committee

     The Option Plan Committee is made up of two disinterested persons appointed by the Board. The Option Plan Committee is responsible for administering the Stock Option Plan, which grants the Option Plan Committee broad authority to grant options to certain employees of the Company, to determine the number of shares subject to options and the exercise price of such options and to provide for other option features such as time or date of grant, the appropriate exercise periods and methods of exercise and requirements regarding the vesting of options. David N. Fitzgerald and Richard D. Collins served as members of the Option Plan Committee in 1995 and will continue to serve in such capacity until the Annual Meeting.

Director Compensation

     In 1995, each non-employee director was paid $250 for each regular and special directors' meeting of the Company attended.
Director fees will remain at $250 per meeting until the Annual
Meeting.

Certain Transactions and Relationships

     See "Executive Compensation--Transactions with Management" for certain transactions and relationships between directors and the Company or its subsidiaries or affiliates.


            ITEM 2.  PROPOSAL TO AMEND THE COMPANY'S
     ARTICLES OF INCORPORATION TO CHANGE NAME OF THE COMPANY

General

     The Board of Directors of the Company has approved and recommends that the shareholders adopt the proposed amendment to
Article 1 of the Articles of Incorporation of the Company, which will change the name of the Company to EXCO Resources, Inc.

     The Board of Directors believes it is in the best interest of the Company and its shareholders to change the name of the Company in order to provide for greater name recognition in the public market as the Company will attempt to list its Common Stock on the Nasdaq National Market under the proposed new trading symbol "EXCO." In addition, the recommended name has the advantage of symbolizing a new start for the Company, which would begin with the Company's proposed registered public offering. If the offering is successfully registered and sold, of which there is no assurance, the Company would raise a significant amount of equity capital, allowing the
                               -6-

Company to focus on larger producing property acquisitions that, historically, have been unavailable to the Company due to capital limitations.

Approval

     Assuming the presence of a quorum, the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required for the approval of the proposal to amend the Company's Articles of Incorporation to change the name of the Company to EXCO Resources, Inc. Proxies will be voted for or against such approval in accordance with the specifications marked thereon and, if no specification is made, will be voted "FOR" such approval.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
          THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES
             OF INCORPORATION TO CHANGE THE NAME OF
               THE COMPANY TO EXCO RESOURCES, INC.


ITEM 3.  PROPOSAL TO AMEND ARTICLE 4 OF THE COMPANY'S ARTICLES OF
  INCORPORATION TO EFFECT A ONE-FOR-FIVE REVERSE STOCK SPLIT OF
                   THE COMPANY'S COMMON STOCK

General

     The Board of Directors of the Company has approved and recommends that the shareholders adopt the proposed amendment to
Article 4 of the Articles of Incorporation of the Company to effect a one-for-five reverse stock split of the presently issued and outstanding shares of the Company's Common Stock, and to provide for the issuance of one share of Common Stock for each fractional share otherwise issuable in connection therewith. Under the proposal, the par value of the Common Stock will remain at $0.01 per share and the number of shares authorized under the Articles of Incorporation will remain at 25,000,000. As a result, the "Common Stock" account on the Company's Balance Sheet ($39,757 at April 30,
1996) will be reduced to one-fifth its present amount with the "Capital in excess of par value" account being credited with the amount by which the Common Stock account is reduced. The complete text of the proposed amendment to Article 4 of the Company's Articles of Incorporation to effect the reverse stock split is set forth as Exhibit A to this proxy statement. If the reverse stock split is approved by the shareholders, each holder of record of Common Stock on the effective date of the reverse stock split will thereafter be deemed to hold one share of Common Stock for every five presently issued and outstanding shares of Common Stock held of record on that date.

Purpose and Effect

     The principal effect of the proposed reverse stock split will be to decrease the number of outstanding shares of Common Stock from 3,975,721 shares to approximately 795,144 shares. The Board of Directors is of the opinion that the reverse stock split is advisable and in the best interests of the Company and its shareholders. In conjunction with the development of market makers and a better market for the Common Stock, the Company will attempt to have the Common Stock listed on the Nasdaq National Market although the Company cannot insure that it will be successful in any of its efforts. The reverse stock split is expected to assist the Company in meeting the Nasdaq National Market's minimum bid per share requirement. At the present time, the Common Stock has no established market, although periodic quotations for the Common Stock have been published on the OTC Bulletin Board. The Board of Directors also believes that, if the Company is successful in listing its Common Stock on the Nasdaq National Market, the Company would more likely be successful in raising additional working capital through the issuance of new shares.

     The Board of Directors believes that the total number of shares currently outstanding is disproportionately large relative to the Company's present market capitalization. Moreover, when such a large number of shares is outstanding, earnings per share is only affected by a significant change in net earnings. If a smaller number of shares were outstanding, management would be more likely to see its revenue efforts and cost savings reflected in the Company's earnings per share.

     The Board of Directors believes that the proposed one-for-five reverse stock split may result in a broader market for the Common Stock than currently exists due to the increase of the per share price. The Board of Directors believes that the present level of per share market prices of the Common Stock impairs the acceptability of the stock by portions of the financial community and the investing public. Theoretically, the price per share of stock should not, of itself, affect the marketability of the stock, the type of investor who acquires the stock or a company's reputation in the financial community. However, in practice, the price per share does affect the stock because many investors look upon low priced stock as unduly speculative in nature, and, as a matter of policy, avoid investment in such stocks. The increased price per share may encourage interest and trading in the Company's Common Stock and possibly promote greater liquidity for the Company's shareholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the proposed reverse stock split. Nonetheless, there is no assurance that these effects will occur, or that the per share price level of the Common Stock immediately after the proposed reverse stock split will be maintained for any period of time.

     Based upon the 3,975,721 shares of Common Stock outstanding on May 29, 1996, the proposed reverse stock split will decrease the outstanding shares of Common Stock by 80%, and thereafter approximately 795,144 shares of Common Stock will be outstanding, held by approximately 1,770 shareholders of record. Other than as set forth above, the reverse stock split will not affect any shareholder's proportionate equity interest in the Company. The Common Stock issued pursuant to the reverse stock split will be fully paid and nonassessable, and the voting rights and other rights that accompany the Common Stock will not be altered by the change. Further, the number of shareholders of record of Common Stock will not be reduced by this transaction.

     Any tax liability to shareholders resulting from the reverse stock split will likely be insubstantial. The receipt of Common Stock in the reverse stock split should not result in any taxable gain or loss to shareholders for federal income tax purposes. If the proposed reverse stock split is approved, the tax basis of Common Stock received in the reverse stock split will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For tax purposes, the holding period of the shares immediately prior to the effective date of the reverse stock split will be included in the holding period of the Common Stock received in the reverse stock split.

     If the proposal is approved by the shareholders, the Company will promptly file, with the Secretary of State of the State of Texas, an amendment to its Articles of Incorporation, incorporating the reverse stock split. The proposed reverse stock split will become effective on the date of such filing.

Certificates and Fractional Shares

     The certificates presently representing shares of Common Stock will be deemed to represent one-fifth the number of shares of Common Stock after the reverse stock split. No fractional shares of Common Stock will be issued and, in lieu thereof, shareholders holding a number of shares of Common Stock not evenly divisible by five, and shareholders holding less than five shares of Common Stock, upon surrender of their certificates, will be issued one additional share for each fractional share.

     Upon the effectiveness of the reverse stock split, the Company will mail to each shareholder a letter of transmittal with instructions for the surrender of each shareholders' shares of Common Stock. Please do not transmit shares of Common Stock for exchange prior to receiving the letter of transmittal.

Approval

     Assuming the presence of a quorum, the affirmative vote of the holders of two-thirds of the issued and outstanding shares of Common Stock is required for the approval of the proposal to amend
Article 4 of the Company's Articles of Incorporation to effect a one-for-five reverse stock split. Proxies will be voted for or against such approval in accordance with the specifications marked thereon and, if no specification is made, will be voted "FOR" such approval.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
         TO AMEND ARTICLE 4 OF THE COMPANY'S ARTICLES OF
             INCORPORATION TO EFFECT A ONE-FOR-FIVE
              REVERSE STOCK SPLIT OF THE COMPANY'S
                          COMMON STOCK


ITEM 4.  PROPOSAL TO AMEND ARTICLE 4 OF THE COMPANY'S ARTICLES OF
     INCORPORATION TO PROVIDE FOR A CLASS OF PREFERRED STOCK
                       ISSUABLE IN SERIES

General

     The Board of Directors of the Company has approved and recommends that the shareholders adopt the proposed amendment to
Article 4 of the Articles of Incorporation of the Company providing for a class of Preferred Stock consisting of up to 10,000,000 shares that the Board of Directors may issue from time to time in one or more series. The proposed amendment to Article 4 of the Articles of Incorporation, if adopted, would authorize the issuance of up to 10,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), and would grant authority to the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more series. Further, with respect to each series of the Preferred Stock, the amendment authorizes the Board to fix and determine by resolution providing for the issuance thereof, the number of shares that will constitute each series and the designation thereof, and any one or more of the following rights and preferences: (i) the rate of dividend; (ii) the price at and terms and conditions on which shares may be redeemed; (iii) the amount payable upon shares in the event of involuntary liquidation; (iv) the amount payable upon shares in the event of voluntary liquidation; (v) sinking fund provisions (if any) for the redemption or repurchase of the shares; (iv) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; and (vii) voting rights. The complete text of the proposed amendment to
Article 4 of the Company's Articles of Incorporation is set forth as Exhibit B to this Proxy Statement.

Purpose and Effect

     The Board of Directors deems it in the best interest of the Company to provide for a class of series Preferred Stock in order to provide flexibility for corporate planning and to have shares available for future equity financings through issuance to the general public, future acquisitions, stock dividends or splits, or for other corporate purposes for which the issuance of preferred shares may be advisable.

     The ability of the Board of Directors to issue additional shares of Preferred Stock in a private transaction to a holder who would side with management and vote against a particular business combination or a change in the composition of the Board could impede or discourage a person or entity seeking to effect a hostile business combination with or desiring to obtain control of the Company. In addition, the power of the Board of Directors to issue Preferred Stock with purchase, voting or other rights that might impede or discourage a takeover attempt may make the Company a less attractive takeover candidate and may deter takeover attempts not approved by the Board of Directors. It should be noted that the voting rights, if any, to be accorded to any series of Preferred Stock are fixed by the Board of Directors. Accordingly, if the Board of Directors so authorizes, any holders of Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Texas law does not require such class vote, or might be given a disproportionately large number of votes. Such Preferred Stock could also be convertible into a large number of shares of Common Stock under certain circumstances or have other terms, such as dilutive purchase rights, that may make acquisition of a controlling interest in the Company more difficult or costly. Potentially, the Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Company. Issuance of Preferred Stock as an anti-takeover device might preclude shareholders from taking advantage of a situation that might be favorable to their interests. The Board, however, has no present intent to issue shares of Preferred Stock for such purposes.

Approval

     Assuming the presence of a quorum, the affirmative vote of two-thirds of the issued and outstanding shares of Common Stock is required for the approval of the proposal to amend Article 4 of the Company's Articles of

Incorporation to provide for a class of preferred stock of up to 10,000,000 shares issuable in series. Proxies will be voted for or against such approval in accordance with the specifications marked thereon and, if no specification is made, will be voted "FOR" such approval.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
         TO AMEND ARTICLE 4 OF THE COMPANY'S ARTICLES OF
             INCORPORATION TO PROVIDE FOR A CLASS OF
               PREFERRED STOCK OF UP TO 10,000,000
                   SHARES ISSUABLE IN SERIES.


   ITEM 5.  PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO
  ELIMINATE DIRECTOR LIABILITY FOR MONETARY DAMAGES IN CERTAIN
                            SITUATIONS

General

     The Board of Directors of the Company has approved and recommends that the shareholders adopt the proposed amendment to its Articles of Incorporation to add Article 10, which eliminates directors' personal liability to the Company and its shareholders for monetary damages in certain situations. Proposed Article 10 is consistent with Article 1301-7.06 of the TMCLA, which provides that personal liability of directors of corporations may be limited or eliminated in certain circumstances. The primary purpose of the law is to encourage qualified individuals to serve as directors of Texas corporations by permitting Texas corporations to include in their articles of incorporation a provision limiting or eliminating directors' liability to the corporation or its shareholders for an act or omission in the director's capacity as a director, with certain exceptions as set forth below. The Texas statute is an enabling provision only, and an amendment to a corporation's articles of incorporation must be approved by its shareholders in order to effect the permitted limitation or elimination of liability.

     Proposed Article 10 to the Company's Articles of Incorporation will eliminate a director's liability for monetary damages to the Company or its shareholders for acts or omissions in the director's capacity as a director, however, the amendment will not eliminate or limit the liability of a director for (1) a breach of a director's duty of loyalty to the Company or its shareholders, (2) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law, (3) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, (4) an act or omission for which the liability of a director is expressly provided for by statute, or (5) an act related to an unlawful share repurchase or payment of a dividend. Proposed Article 10 also will not eliminate directors' liability resulting from suits by parties other than the Company or its shareholders. The complete text of proposed Article 10 is set forth as Exhibit C to this Proxy Statement.

Purpose and Effect

     Proposed Article 10 relates only to elimination of monetary damages and will not affect the Company or its shareholders' ability to obtain equitable remedies such as an injunction or a rescission of an agreement or transaction deemed improper. Equitable relief, however, may not provide a suitable alternative to damages in all situations.

     Directors of corporations are often required to make important and difficult decisions affecting such corporations and their shareholders. Directors may obtain no personal benefit (other than as shareholders) from such decisions, but their determinations may cause them to be exposed to substantial personal liability and to be subject to enormous expense in defending their actions even when their business judgments are made in good faith and do not involve improper personal gain. Presently, the Directors enjoy certain indemnification rights as provided in Article 2.02-1 of the Texas Business Corporation Act, including, among other things, (1) the permissive indemnification of persons who meet certain standards of conduct and certain nonliability criteria, (2) mandatory indemnification of directors and officers if successful in the defense of proceedings brought against them and (3) permissive advancement of reasonable expenses. In the past, the Company has not maintained directors' and officers' liability insurance although it is currently considering the purchase of directors' and officers' liability insurance. The market for directors' and officers' liability insurance has been characterized by a combination of great increases in premiums, higher deductibles and reductions in the scope of coverage. Some companies have found such insurance unavailable while most, if not all, companies have encountered some or all of the enumerated conditions. A number of companies have foregone directors' and officers' liability insurance for economic reasons. Further, some companies have been adversely affected in their ability to recruit and retain corporate directors when adequate directors' and officers' liability insurance is not provided by the company. Although the Company has not directly experienced this problem to date, the Board of Directors believes that it is essential for the Company to take every action possible to insure that the Company will continue to attract and retain the best qualified individuals as directors and to allow such individuals to exercise their independent business judgment on behalf of the Company without suffering personal liability. It is for these primary reasons that the Board of Directors is recommending the approval of proposed Article 10.

     The Board of Directors recommends that the shareholders adopt the proposed amendment in order to take full advantage of the provisions of Article 1301-7.06 of the TMCLA eliminating director personal liability for monetary damages in the circumstances described above. Given the expense of defending lawsuits (which expense would, in most circumstances, now be borne by the Company), the frequency with which unwarranted litigation is brought and the time-consuming nature of litigation, the Board of Directors believes that it is in the best interests of the Company and its shareholders to adopt the proposal to amend the Articles of Incorporation to add new Article 10.

     Under current Texas law, absent adoption of the proposed amendment, a director may be personally liable to the Company and its shareholders for damages for conduct alleged to be a breach of a fiduciary duty as a director. Under proposed Article 10, if adopted by the shareholders, directors will not have any liability for monetary damages to the Company or its shareholders for such a breach in certain circumstances. Adoption of this amendment may have the unintended effect of reducing the likelihood of derivative litigation against directors and might discourage or deter shareholders or management from bringing suit against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefitted the Company and its shareholders. The Board, however, firmly believes that the exercise of care and diligence by directors results primarily from their desire to act in the best interest of the Company, and therefore, the Board believes that the level of care and diligence will not be diminished by the approval of proposed Article 10.

     Proposed Article 10 will limit directors' liability only for future acts or omissions and will not limit their liability for conduct prior to its adoption by the shareholders. At the present time, the Company has no knowledge of any pending or threatened claims for which directors' liability would be eliminated if the proposed amendment was in effect. Proposed Article 10 authorizes elimination of monetary damages only for directors' actions as directors, but does not limit the liability of a director for actions taken in a capacity other than as a director, such as that of an officer or employee, nor does it apply to officers, employees or agents.

     Under proposed Article 10, if applicable law or regulations are amended subsequent to shareholder approval to authorize corporate action further eliminating or limiting the personal liability of directors or eliminating or limiting the personal liability of officers, the liability of a director or officer of the Company will be eliminated or limited to the maximum extent permitted by law. No repeal or modification of Article 10, if adopted by the shareholders, may adversely affect any right or protection of a director or officer of the Company existing by virtue of Article 10 at the time of such repeal or modification.

Approval

     Assuming the presence of a quorum, the affirmative vote of the holders of two-thirds of the issued and outstanding shares of Common Stock is required for the approval of the proposal to amend the Company's Articles of Incorporation to add a new Article 10 to provide for the elimination of director liability for monetary damages in actions brought by the Company or its shareholders on behalf of the Company. Proxies will be voted for or against such approval in accordance with the specifications marked thereon and, if no specification is made, will be voted "FOR" such approval.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
 AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO ADD ARTICLE 10
       TO PROVIDE FOR THE ELIMINATION OF DIRECTOR LIABILITY
           FOR MONETARY DAMAGES IN CERTAIN SITUATIONS

       ITEM 6.  APPROVAL AND RATIFICATION OF THE ADOPTION
       OF THE MINERAL DEVELOPMENT, INC. STOCK OPTION PLAN

General

     On August 28, 1994, the Board of Directors of the Company approved the Mineral Development, Inc. Stock Option Plan (the "Option Plan"). The purpose of the Option Plan is to promote the interests of the Company and its shareholders by attracting, retaining and stimulating the performance of selected employees and giving such employees the opportunity to acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress. The Option Plan provides for the grant of incentive stock options ("ISOs"), under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the grant of nonqualified stock options that do not qualify under Section 422 of the Code ("NQSOs"). Under the terms of the Option Plan, as amended by the Board on April 9, 1996, 2,000,000 shares of Common Stock were reserved for the granting of options. At May 29, 1996, options to purchase 1,400,000 shares remained available for granting under the Option Plan. However, the Company has agreed to grant a stock option to purchase 500,000 at an exercise price of $.60 per share (prior to the Company's contemplated one-for-five reverse stock split) to Mr. Charles W. Gleeson, a nominee for director. See "Executive Compensation - Employment Contracts." Stock issued under the Option Plan may be newly issued or treasury shares. If any option granted under the Option Plan expires or terminates for any reason without having been exercised in full, new options may thereafter be granted covering such shares.

Administration

     The Option Plan is administered by a committee (the "Option Plan Committee") of two or more "disinterested persons" (as defined by Rule 16b-3 of the Exchange Act) appointed by the Board. The Option Plan Committee currently consists of two members of the Board, David N. Fitzgerald and Richard D. Collins. The Option Plan grants broad authority to the Option Plan Committee to grant options to any regular salaried officer or key employee of the Company and its affiliates selected by the Option Plan Committee, to determine the number of shares subject to options and the exercise price of the options and to provide for other option features such as the time or date of grant, the appropriate exercise periods and methods of exercise and requirements regarding the vesting of options.

Terms of Options

     The option price per share with respect to ISOs is determined by the Option Plan Committee, but shall in no instance be less than 100% of the fair market value of the Common Stock on the date of grant, or 110% of the fair market value with respect to any ISO issued to a holder of 10% or more of the Company's shares. There is no price requirement for NQSOs, other than the option price must exceed the par value of the Common Stock. The Option Plan Committee oversees the methods of exercise of options, with attention being given to compliance with appropriate securities laws and regulations. The Option Plan permits the use of already owned Common Stock as payment for the exercise price of options. The duration of options granted under the Option Plan cannot exceed ten years (five years with respect to a holder of 10% or more of the Company's shares in the case of an ISO). Options granted under the Option Plan are not assignable or transferable, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, the options granted under the Option Plan are exercisable only by the optionee or his or her guardian or legal representative.

Adjustments

     The Option Plan Committee may make such adjustments in the option price and the number of shares covered by outstanding options that are required to prevent any dilution or enlargement of the rights of the holders of such options that would otherwise result from any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights or any other change in the capital structure of the Company. The Option Plan Committee may also make such adjustments in the aggregate number of shares subject to options which are appropriate to reflect any transaction or event described in the preceding sentence.

Amendment and Termination

     The Board of Directors may at any time suspend or terminate the Option Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable in order that the options granted thereunder may conform to any changes in the law or in any other respect that the Board of Directors may deem to be in the best interests of the Company; provided, however, that without approval by the shareholders of the Company voting the proper percentage of its voting power, no such amendment shall make any change in the Option Plan for which shareholder approval is required of the Company in order to comply with (i) Rule 16b-3, as amended, promulgated under the Exchange Act, (ii) the Code or regulatory provisions dealing with ISOs, or (iii) any other applicable rule or law. Unless sooner terminated, the Option Plan shall terminate on August 29, 2004. Except in connection with satisfaction of withholding requirements of any federal, state or local withholding tax, no amendment, suspension or termination of the Option Plan shall, without an optionee's consent, impair or negate any of the rights or obligations under any option theretofore granted to such optionee under the Option Plan.

Certain Federal Income Tax Consequences

     The following is intended only as a general guide as to certain federal income tax consequences under current law for participation in the Option Plan and does not attempt to describe all potential tax consequences. Furthermore, tax consequences are subject to change and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

     No tax obligation will arise for the optionee or the Company upon the granting of either ISOs or NQSOs under the Option Plan. Upon exercise of a NQSO, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value on the date of exercise of the stock acquired over the exercise price of the option. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. Because a NQSO cannot be exercised prior to six months from the date of grant, the taxable event arising from exercise of NQSOs by officers of the Company subject to Section 16(b) of the Exchange Act occurs on the date the option is exercised. The income recognized at the end of any deferred period will include any appreciation in the value of the stock during that period, and the capital gain holding period of the stock for purposes of obtaining long-term capital gain treatment will not begin until the completion of such period.

     Upon the exercise of an ISO, an optionee recognizes no immediate taxable income. The tax cost is deferred until the optionee ultimately sells the shares of stock. If the optionee does not dispose of the option shares within two years from the date the option was granted and within one year after the exercise of the option ("holding periods"), and the ISO is exercised no later than three months after the termination of the optionee's employment, the gain on the sale will be treated as long-term capital gain. Subject to the limitations in the Option Plan, certain of these holding periods and employment requirements are liberalized in the event of the optionee's death or disability while employed by the Company. The Company is not entitled to any tax deduction, except that if the stock is disposed of prior to satisfying the holding periods described above, the gain on the sale of such stock equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition minus the option price will be taxed to the optionee as ordinary income and the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized by an optionee upon disposition of shares prior to the expiration of the holding periods outlined above generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The "spread" between the fair market value of the option stock and the option price upon exercise of an ISO is an item of adjustment used in the computation of the "alternative minimum tax" of the optionee under the Code. The tax benefits which might otherwise accrue to an optionee may be affected by the imposition of such tax if applicable in the optionee's individual circumstances.

Approval

     Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock, present or represented in person or by proxy at the Annual Meeting, is required for the approval and ratification of the Mineral Development, Inc. Stock Option Plan. Proxies will be voted for or against such approval in accordance with the specifications marked thereon and, if no specification is made, will be voted "FOR" such approval.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
           PROPOSAL TO APPROVE AND RATIFY THE ADOPTION
                OF THE MINERAL DEVELOPMENT, INC.
                        STOCK OPTION PLAN


       ITEM 7.  APPROVAL AND RATIFICATION OF THE ADOPTION
       OF THE MINERAL DEVELOPMENT, INC. 1996 DIRECTOR PLAN

     On May __, 1996, the Board of Directors adopted, subject to shareholder approval, the Company's 1996 Director Plan (the "Director Plan"), the text of which is attached as Exhibit D to this Proxy Statement. Unless the Director Plan is approved by the shareholders of the Company within 12 months after May __, 1996, the Director

Plan and all options granted pursuant to the Director Plan will be null and void. The material features of the Director Plan are discussed below, but the description is subject to and is qualified in its entirety by the full text of the Director Plan.

General

     The purpose of the Director Plan is to attract and retain qualified and competent directors upon whose efforts and judgment the success of the Company is largely dependent, and to stimulate the active interest of these persons in the development and financial success of the Company by providing for stock ownership in the Company. In furtherance of this purpose, the Director Plan provides for the payment of an Annual Director Fee (as defined below) and the grant of nonincentive stock options ("Director Options") to purchase Common Stock to all of the directors of the Company. Under the Director Plan, the maximum number of shares of Common Stock that may be issued in consideration of the Common Stock component of the Annual Director Fee or subject to Director Options is 1,000,000 shares. If any Director Option granted terminates, expires or is cancelled or surrendered as to any shares of Common Stock, such shares will thereafter be available for the payment of the Common Stock component of the Annual Director Fee and for the granting of Director Options.

Administration

     To the extent any administration is required, the Director Plan will be administered by the Board. The Director Plan grants the Board authority to adopt any rules or regulations deemed necessary for carrying out the purpose of the Director Plan; however, the Director Plan may not be amended more than once every six months.

Annual Director Fee

     The Director Plan provides that each director will receive an annual director fee of $12,000 to be paid 50% percent in cash and 50% percent in Common Stock of the Company (the "Annual Director Fee"). The Annual Director Fee will be payable in four equal quarterly amounts on the first business day following the end of each fiscal quarter beginning with the fiscal quarter ended September 30, 1996. For purposes of payment of the Common Stock component of the Annual Director Fee, the value of the Common Stock will be the fair market value of the Common Stock on the first business day following the end of each fiscal quarter.

Terms of Option

     The Director Plan provides that a Director Option to purchase 100,000 shares of Common Stock will automatically be granted to each director on a nondiscriminatory basis on the date the director is initially elected or appointed as a director of the Company, or in the case of current directors, upon their election or reelection at the Annual Meeting. Each Director Option will vest in four equal amounts of 25,000 shares per year over four years, provided that no shares subject to a Director Option will vest in any fiscal year in which the director attends less than 75% of the Board meetings held for that fiscal year. Failure to attend the requisite number of Board meetings will cause a forfeiture of the 25,000 shares subject to the Director Option that were eligible to vest in that year. In the event a director ceases to serve as such for any reason, the unvested shares subject to the Director Option will not accelerate, and the Director Option only will be exercisable for the number of shares that vested prior to the director ceasing to serve as a director of the Company. A Director Option will automatically expire on the tenth anniversary of the date of grant.

     The option price per share of any Director Option granted to a director elected at the Annual Meeting will be equal to the greater of $3.00 per share or the fair market value of a share of Common Stock on the date following the Annual Meeting after taking into account the proposed one-for-five reverse stock split. The option price per share for all Director Options granted thereafter will be equal to 100% of the fair market value per share of the Common Stock on the date of grant. The option price of any shares purchased pursuant to a Director Option may be paid only in cash, by check or money order, or by a combination of the above. A Director Option is not assignable or transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, a Director Option is exercisable only by the optionee, his guardian or legal representative.

Adjustments

     In the event that the number of issued and outstanding shares of Common Stock are increased or decreased as a result of a stock dividend, stock split or any other recapitalization, the Director Plan provides for appropriate adjustments to be made to the maximum number of shares subject to the Director Plan and the number of shares and the option price of any outstanding Director Options.
In the event of a merger, consolidation or any other reorganization of the Company, the Director Plan requires that an appropriate substitution be made for the stock subject to each Director Option then outstanding.

Termination

     The unexercised portion of a Director Option will terminate automatically and without notice on the date of the earliest to occur of the following: (i) three months after the date that the optionee ceases to be a director, except for reason of death or permanent disability, (ii) fifteen months after the date the director ceases to be a director by reason of death or six months after the director dies if such death occurred during the three month period described in (i), (iii) twelve months after the date the director ceases to be a director by reason of permanent disability, or (ii) ten years from the date of grant of the Director Option.

Certain Federal Income Tax Consequences

     The following is intended only as a general guide as to certain federal income tax consequences under current law for participation in the Director Plan and does not attempt to describe all potential tax consequences. Furthermore, tax consequences are subject to change and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

     The amount of the Annual Director Fee received in cash and as Common Stock will be taxable upon receipt. The Common Stock will be valued at its fair market value on the date of receipt. The grant of a Director Option will not be taxable to an optionee. Generally, upon the exercise of a Director Option that has been held by the optionee for at least six months, the optionee will recognize ordinary income at the time of exercise in an amount equal to the excess of the then fair market value of the shares of Common Stock purchased over the option price. For Directors who are also employees of the Company, the Company will withhold any amounts required under federal tax laws with respect to the ordinary income recognized from the exercise of a Director Option or with respect to receipt of the Annual Director Fee. When shares of Common Stock received upon the exercise of a Director Option subsequently are disposed of in a taxable transaction, the optionee generally will recognize capital gain (or loss) in the amount by which the amount realized exceeds (or is less than) the fair market value of the Common Stock on the date the Director Option was exercised. Such capital gain (or loss) will be long- or short-term depending upon the optionee's holding period for the Common Stock acquired upon exercise of the Director Option.

Approval

     Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock, present or represented in person or by proxy at the Annual Meeting, is required for the approval and ratification of the Mineral Development, Inc. 1996 Director Plan. Proxies will be voted for or against such approval in accordance with the specifications marked thereon and, if no specification is made, will be voted "FOR" such approval.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
           PROPOSAL TO APPROVE AND RATIFY THE ADOPTION
                OF THE MINERAL DEVELOPMENT, INC.
                       1996 DIRECTOR PLAN


                        ITEM 8. ON PROXY
      OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company is not aware of any matters, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the proxy cards in accordance with their judgment.

                       EXECUTIVE OFFICERS

Executive Officers

     The table below sets forth at the date of this Proxy Statement the name, age, current positions with the Company, principal occupation during the last five years of each principal executive officer of the Company and the year he or she first became an executive officer of the Company:


                                                       Executive           Principal
                                                       Officer of          Occupation
                         Current Position              the Company         During Last
Name and Age             with the Company              Since               Five Years
- ------------             ----------------              -----------         -----------
David N. Fitzgerald (73) President, Chief Executive    1996                President of Dave Fitzgerald, Inc.
                         Officer and Chairman of                           and Exit Oilfield Equipment, Inc.;
                         the Board                                         Chairman of the Board of the
                                                                           Company (Oct. 1993-Aug. 1994)

Glenn L. Seitz (39)      Treasurer and Director of     1987                Treasurer of the Company;
                         the Company                                       President of the Company (1989-1994)

Richard D. Collins (63)  Secretary and Director        1994                Independent Financial Consultant


Term of Office

     Executive officers of the Company are elected by the Board of Directors at its annual meeting and hold office until the next annual meeting of the Board of Directors or until their respective successors are duly elected and have qualified.

                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid by the Company for services rendered during the nine month transition period ended December 31, 1995 and the fiscal years ended March 31, 1995 and 1994 by the Company's Chief Executive Officer. None of the other executive officers of the Company received total salary and bonus, in excess of $100,000 during the nine month transition period ended December 31, 1995.


                                                                                     Long-Term
                                                                                     Compensation
                                                                      Other Annual   Awards
Name and                 Period         Annual Compensation           Compensation   Securities Underlying
Principal Position       Ended          Salary($)      Bonus($)       ($)            Options(#)
- ------------------       ------         ---------      --------       ------------   ----------------------
William R. Granberry     12/31/95(2)    $117,000       $ 0            $ 0                  0
 Chairman of the Board,  3/31/95          92,696         0              0            600,000
 President and Chief     3/31/94             N/A       N/A            N/A                N/A
  Executive Officer(1)

- -----------------------


(1)  Mr. Granberry held these positions from August 1994 to December 1995.

(2)  Represents nine month transition period.


Stock Option Grants in Fiscal 1995

     The following table sets forth certain information relating to the stock options granted to the named Chief Executive Officer during the nine months ended December 31, 1995 and the fiscal year ended March 31, 1995.



                                   Individual Grants
                                   -------------------------                              Potential Realizable
                                   Number of      % of                                    Value at Assumed Rates
                                   Securities     Total          Exercise                 of Stock Price
                                   Underlying     Options        or Base                  Appreciation
               Period              Options        Granted to     Price     Expiration     for Option Term(1)
Name           Ended               Granted        Employees      ($/Sh)    Date           5%($)     10%($)
- ----           ------              -------        ----------     ------    ----           -----     ------
William R.     December 31, 1995         0         --               --           --             --        --
Granberry      March 31, 1995      600,000(2)     100%           $.375     03/31/96(3)    $243,240  $262,147

_______________


(1)  Calculation based on stock option exercise price over period of option assuming annual compounding.  The columns present estimates of potential values based on certain mathematical assumptions.  The actual value, if any, that an executive officer may realize is dependent upon the market price on the date of option exercise.

(2)  Represents a grant under the Company's Stock Option Plan.  See "Stock Option Plan."

(3)  The expiration date of this option became March 31, 1996 as a result of Mr. Granberry's resignation effective December
     31, 1995.


Aggregate Stock Option Exercises in Fiscal 1995 and Fiscal Year End
Option Values

     The following table sets forth certain information related to the number and value of shares of Common Stock acquired upon the exercise of stock options by the Chief Executive Officer during the nine months ended December 31, 1995 and the fiscal year ended March 31, 1995, and the number and the value of stock options held during each period.


                                                                   Number of Securities
                                        Shares                     Underlying Unexercised     Value of Unexercised
                                        Acquired                   Options(#)                 In-the-Money Options($)(1)
                                        Upon           Value       _________________________  _________________________
Name                Period Ended        Exercise(#)    Realized(#) Exercisable Unexercisable  Exercisable Unexercisable
- ----                ------------        -----------    ----------- ----------- -------------  ----------- -------------
William R.          December 31, 1995   0              $0          600,000(2)  0                     0    $  0
Granberry           March 31, 1995      0              $0          600,000     0              $150,000    $N/A

____________________


(1)  Market value of the underlying Common Stock at December 31, 1995, minus exercise price.

(2)  All of these options were exercised prior to March 31, 1996.


Employment Contracts

     On August 23, 1994, the Company entered into an employment agreement with William R. Granberry, Chairman of the Board, President and Chief Executive Officer. The agreement provided a two-year term, subject to extension upon mutual agreement of the parties. During the employment term, the Company was required to cause the employee to be nominated for election as a director at each annual or applicable special meeting of shareholders of the Company, and the Company was required to use its best efforts, consistent with its fiduciary responsibilities to the shareholders, to cause the election of Mr. Granberry as a director. The employment agreement was subject to early termination as provided therein, including termination by the Company for "cause" (as defined in the employment agreement). The employment agreement provided for an annual base salary of $156,000 and such bonuses or other discretionary compensation as the Board may determine. The employment agreement also provided for medical and dental benefits and term life insurance in the amount of $500,000 for beneficiaries of Mr. Granberry's choosing, even if not provided to other employees of the Company. In addition, the employment agreement provided, among other things, for expense reimbursement and the grant of stock options to purchase up to 600,000 shares of Common Stock.

     The employment agreement grants certain transferable piggyback registration rights with respect to all shares of Common Stock that Mr. Granberry from time to time beneficially owns even after termination of employment. All costs of registration rights will be borne by the Company and the Company will indemnify Mr. Granberry with respect to certain losses, claims, damages and liabilities arising from such registration. During the term of the employment agreement and thereafter without limitation of time, the Company is required to indemnify and advance expenses to Mr. Granberry to the fullest extent permitted by the laws of the State of Texas from time to time in effect. Mr. Granberry resigned as Chairman of the Board, President and Chief Executive Officer of the Company effective December 31, 1995, and the employment agreement terminated at that time.

     Effective April 17, 1996, the Company entered into an employment agreement with Charles W. Gleeson to serve as President and Chief Executive Officer of the Company. The agreement provides for a three-year term, subject to extension upon mutual agreement of the parties, provided, however, that the employment agreement shall not become effective until the Company is successful in raising at least $9,000,000 of capital in a contemplated registered public offering. Beginning with the 1996 Annual Meeting and during the employment term, the Company is required to cause Mr. Gleeson to be nominated for election as a director at each annual or applicable special meeting of shareholders of the Company, and the Company is required to use its best efforts, consistent with its fiduciary responsibilities to the shareholders, to cause the election of Mr. Gleeson as a director. The employment agreement is subject to early termination as provided therein, including termination by the Company for "cause" (as defined in the employment agreement) or termination by Mr. Gleeson for "good reason upon change of control" (as defined in the employment
agreement).   The employment agreement provides for an annual base
salary of $140,000 and such bonuses or other discretionary compensation as the Board may determine. The employment agreement also entitles Mr. Gleeson to participate in employee benefit plans, programs and arrangements provided by the Company including medical and dental benefits. In addition, the employment agreement provides, among other things, for expense reimbursement and the grant of stock options to purchase up to 500,000 shares of Common Stock for an exercise price of $0.60 per share (prior to the Company's contemplated one-for-five reverse stock split).

     The employment agreement provides that if at any time within twelve months of a change of control, the Company terminates the employment agreement without cause or if Mr. Gleeson resigns for "good reason upon change of control," Mr. Gleeson will be entitled to, within 45 days of the severance of employment, a lump-sum payment equal to his base salary for the unexpired term of his employment agreement.

     A change of control is deemed to have occurred if (i) after the consummation of the currently planned registered public offering, more than 30% of the combined voting power of the Company's then outstanding securities is acquired, directly or indirectly, by any person or entity, or (ii) at any time during the 24-month period commencing after a tender offer, merger, consolidation, sale of assets or contested election, or any combination of such transactions, individuals who at the beginning of each period constitute at least a majority of the Company's Board of Directors cease to be "continuing directors" (meaning directors of the Company who either were directors prior to such transaction or who subsequently became directors and whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors prior to such transaction), or
(iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the total voting power represented by the voting securities of the Company or such surviving entity which are outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement of sale or disposition by the Company of all or substantially all of the Company's assets.

Transactions with Management

     During August 1994, the Company sold an aggregate of 100,000 shares of its Common Stock to David N. Fitzgerald, a director, for a price of $.50 per share and 200,000 shares of its Common Stock to William Granberry, former Chairman of the Board, Chief Executive Officer and President, for a price of $.375 per share.

     In October 1995, the Company borrowed, in the form of a short-term note, $100,000 from William Granberry, then Chairman of the Board and President, at an interest rate of 8.75%. The Company pledged certain oil and gas properties to Mr. Granberry to receive this loan. Subsequently, the Company borrowed $200,000 from a bank in the form of a demand note and repaid the loan from Mr. Granberry with the proceeds, at which time the security interest in the Company's oil and gas properties was released. Mr. Granberry pledged certain assets as collateral for the bank note and, in addition, Mr. Granberry personally guaranteed the note. This note was repaid by the Company in April 1996 through proceeds received from Mr. Granberry upon the exercise of his outstanding stock options.


                      INDEPENDENT AUDITORS

     The Board of Directors of the Company engaged the firm of Belew Averitt LLP as the Company's independent public accountants for the nine month transition period ended December 31, 1995.

     The Board of Directors of the Company has not yet selected independent auditors to examine the Company's financial statements for the fiscal year ended December 31, 1996. Representatives of Belew Averitt LLP who audited the Company's financial statements for the nine month transition period ended December 31, 1995, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                     SECTION 16(a) REPORTING

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file with the Commission. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the nine month transition period ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                      SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 of the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement for consideration at its 1997 Annual Meeting of Shareholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1997 Annual Meeting of Shareholders, shareholder proposals must be received by the Company no later than January 31, 1997, and must otherwise comply with the requirements of Rule 14a-8.

            COPIES OF THE ANNUAL REPORT ON FORM 10-K
        FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     THE COMPANY, WITHOUT CHARGE, WILL PROVIDE TO EACH SHAREHOLDER, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, BUT WITHOUT EXHIBITS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE TRANSITION PERIOD ENDED DECEMBER 31, 1995. WRITTEN REQUESTS FOR SUCH FORM 10-K SHOULD BE DIRECTED TO MR. RICHARD D. COLLINS, CORPORATE SECRETARY, MINERAL DEVELOPMENT, INC., 9400 N. CENTRAL EXPRESSWAY, SUITE 1209, DALLAS, TEXAS 75231.

                         By Order of the Board of Directors


                         Richard D. Collins,
                         Corporate Secretary

Dallas, Texas
May 29, 1996



     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND
WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO
POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                            EXHIBIT A


     If the proposal entitled "Item 3. Proposal to Amend Article 4 of the Company's Articles of Incorporation to Effect a One-for-Five Reverse Stock Split" is approved by the affirmative vote of two-thirds of the issued and outstanding shares of Common Stock, then Article 4 of the Articles of Incorporation of the corporation will be amended by replacing the last paragraph of Article 4 with the following new paragraph, to read, in its entirety, as follows:

          "Each five (5) shares of previously authorized Common Capital Stock of the corporation, par value $0.01 per share, issued and outstanding immediately prior to the time of the filing and recording of these Articles of Amendment ("Amendment") in the Office of the Secretary of State of the State of Texas, shall, upon the filing and recording of this Amendment in the Office of the Secretary of State of the State of Texas, thereby and thereupon automatically be combined without any further action into one (1) validly issued, fully paid and nonassessable share of Common Capital Stock of the corporation, par value $0.01 per share. Further, every right, option and warrant to acquire five (5) shares of Common Capital Stock of the corporation, outstanding immediately prior to the time of filing and recording of this Amendment in the Office of the Secretary of State of the State of Texas, shall upon filing and recording of this Amendment in the Office of the Secretary of State of the State of Texas, thereby and thereupon automatically be converted without any further action into the right to acquire one (1) share of Common Capital Stock of the corporation, upon the terms of the right, option or warrant, except that the purchase price of the Common Capital Stock, upon exercising the right, option or warrant, shall be proportionately increased. The corporation shall not issue fractional shares with respect to the combination or conversion. To the extent that a shareholder holds a number of shares of Common Capital Stock immediately prior to the filing and recording of this Amendment that is not evenly divisible by five (5), such shareholder shall receive one additional share of Common Capital Stock for each fractional share otherwise issuable. As a result of this Amendment, the corporation's Common stock account will be reduced from (a) $0.01 multiplied by the number of shares of Common Capital Stock issued and outstanding prior to the filing and recording of the Amendment to (b) $0.01 multiplied by the number of shares of Common Capital Stock issued and outstanding immediately after the filing and recording of the Amendment. The Capital in excess of par value account will be credited with the amount by which the Common stock account is reduced. The number of shares of authorized Common Capital Stock of the Corporation will remain at 25,000,000 and will not be affected by the Amendment."

                            EXHIBIT B


     If the proposal entitled "Item 4.  Proposal to Amend Article
4 of the Company's Articles of Incorporation to Provide for a Class of Preferred Stock of up to 10,000,000 Issuable in Series" is approved by the affirmative vote of two-thirds of the issued and outstanding shares of Common Stock, then Article 4 will be amended by replacing the first paragraph of Article 4 with the following new paragraphs, such new paragraphs to read, in their entirety, as follows:

          "The aggregate number of shares of all classes of stock that the corporation shall have authority to issue is Thirty-Five Million (35,000,000), of which Twenty-Five Million (25,000,000) shares of the par value of $0.01 per share shall be common stock and Ten Million (10,000,000) shares of the par value of $0.01 per share shall be preferred stock issuable in series.

          Shares of preferred stock may be issued from time to time in one or more series, the shares of each series to have such designations, powers, preferences, rights, qualifications, limitations and restrictions as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereafter provided.

          Authority is hereby expressly granted to the Board of Directors to authorize the issuance of the preferred stock from time to time in one or more series, and with respect to each series of the preferred stock, to fix and determine by the resolution or resolutions from time to time adopted providing for the issuance thereof the number of shares to constitute the series and the designation thereof and any one or more of the following rights and preferences: (i) the rate of dividend; (ii) the price at and terms and conditions on which shares may be redeemed; (iii) the amount payable upon shares in the event of involuntary liquidation; (iv) the amount payable upon shares in the event of voluntary liquidation; (v) sinking fund provisions (if any) for the redemption or repurchase of the shares; (vi) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; and
     (vii) voting rights (included the number of votes per share, the matters on which the shares can vote, and the contingencies that make the voting rights effective).
     The shares of each series of the preferred stock may vary from the shares of any other series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares designated for any existing series by adding to such series authorized and unissued shares not designated for any other series. The Board of Directors may decrease the number of shares designated for any existing series by subtracting from such series unissued shares designated for such series, and the shares so subtracted shall become authorized and unissued shares of preferred stock."

                            EXHIBIT C


     If the proposal entitled "Item 5. Proposal to Amend the Company's Articles of Incorporation to Eliminate Director Liability for Monetary Damages" is approved by the affirmative vote of the majority of the issued and outstanding shares of Common Stock, then
Article 10 will be added to the Articles of Incorporation such provision to read, in its entirety, as follows:

          "To the maximum extent permitted by applicable law and regulations, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except that this article does not eliminate or limit the liability of a director for:

          (1) a breach of a director's duty of loyalty to the corporation or its shareholders,

          (2) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law,

          (3) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office,

          (4) an act or omission for which the liability of a director is expressly provided for by statute, or

          (5) an act related to an unlawful share repurchase or payment of a dividend.

If applicable law or regulations are amended after approval by the corporation's shareholders of this Article 10 to authorize corporate action further eliminating or limiting the personal liability of directors or eliminating or limiting the personal liability of officers, the liability of a director or officer of the corporation shall be eliminated or limited to the maximum extent permitted by law. No repeal or modification of this Article 10 by the shareholders shall adversely affect any right or protection of a director or officer of the corporation existing by virtue of this Article 10 at the time of such repeal or modification."

                            EXHIBIT D


                      1996 DIRECTOR PLAN OF
                    MINERAL DEVELOPMENT, INC.


     1. Purpose. The purpose of this Plan is to attract and retain to Mineral Development, Inc., a Texas corporation (the "Company"), qualified and competent directors, upon whose efforts and judgment the success of the Company is largely dependent, and of stimulating the active interest of these persons in the development and financial success of the Company by providing for stock ownership in the Company by such persons.

     2. Definitions. As used herein, the following terms shall have the meaning indicated:

          (a) "Annual Director Fee" shall mean an annual fee of $12,000 payable in four (4) equal quarterly amounts to each Director on the first business day following the end of each fiscal quarter beginning with the fiscal quarter ended September 30, 1996 (collectively, such four (4) business days being the "Quarterly Payment Dates"), paid fifty percent (50%) in cash and fifty percent (50%) in Common Stock of the Company.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

          (d) "Date of Grant" shall mean the date on which an Option is granted to a Director pursuant to Section 5 hereof.

          (e)  "Director" shall mean a member of the Board.

          (f) "Fair Market Value" of a Share on any date of reference shall be the average closing price of the Common Stock over the five (5) trading days immediately preceding such date.
For this purpose, the closing price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Shares on such exchange, as reported in any newspaper of general circulation, (ii) if actual transactions in the Common Stock are included in the Nasdaq National Market ("Nasdaq-NMS") or are reported on a consolidated transaction reporting system, the last sales price of the Common Stock on such system, (iii) if the Common Stock is otherwise quoted on Nasdaq or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, (iv) if none of clause (i), (ii) or (iii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Daily Quotation Service if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five (5) of the ten (10) preceding trading days.

          (g)  "Internal Revenue Code" or "Code" shall mean the
Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

          (h) "Nonqualified Stock Option" shall mean an option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (i) "Option" (when capitalized) shall mean any stock option granted under Section 5 of this Plan.

          (j) "Optionee" shall mean a person to whom an Option is granted under this Plan or any successor to the rights of such person under this Plan by reason of the death of such person.

          (k) "Plan" shall mean this 1996 Director Plan of Mineral Development, Inc.

          (l) "Quarterly Payment Dates" shall have the meaning set forth in Section 2(a).

          (m) "Share(s)" shall mean a share or shares of the Common Stock.

          (n) "Share Price" shall mean the greater of $3.00 per Share or the Fair Market Value of a Share of Common Stock on the day following the 1996 Annual Meeting of Shareholders.

          (o) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. Shares and Options. The maximum number of Shares to be issued in consideration of the Common Stock component of the Annual Director Fee paid under Section 4 or pursuant to Options granted under Section 5 of this Plan shall be One Million (1,000,000) Shares. Shares issued in consideration of the Common Stock component of the Annual Director Fee or pursuant to Options granted under this Plan may be issued from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under this Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, such Shares shall thereafter be available for the payment of the Common Stock component of the Annual Director Fee and for the granting of Options hereunder. Any Option granted hereunder shall be a Nonqualified Stock Option.

     4. Annual Director Fee. On each of the Quarterly Payment Dates, each Director shall receive one-fourth of the Annual Director Fee, fifty percent (50%) paid in cash and fifty percent (50%) paid in Common Stock. For purposes of payment of the Common Stock component of the Annual Director Fee, the value of the Common Stock will be the Fair Market Value of the Common Stock on the first business day following the end of each fiscal quarter.

     5.   Automatic Grant of Options.

          (a) An Option to purchase ONE HUNDRED THOUSAND (100,000) Shares of the Common Stock shall automatically be granted to each Director on a nondiscriminatory basis on the date such Director is initially elected or appointed a Director of the Company, or, in the case of current Directors, upon their election or reelection at the 1996 Annual Meeting of Shareholders.

          (b) Each Option shall be evidenced by an option agreement (an "Option Agreement"), which shall contain such terms as are not inconsistent with this Plan or any applicable law. Any person who files with the Board, in a form satisfactory to the Board, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

          (c) Options automatically granted to Directors pursuant to this Section 5 shall be in addition to the Annual Director Fee or any other benefits with respect to the Director's position with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continue to serve as a Director.

          (d) An Option shall vest in four (4) equal amounts of 25,000 Shares per year over four (4) years, provided that no Shares subject to a Director's Option shall vest in any fiscal year in which the Director attends less than seventy-five percent (75%) of
the Board meetings held for that fiscal year.   Failure to attend
the requisite number of meetings during a given year will cause a forfeiture of the 25,000 Shares subject to the Option that were eligible to vest in that year. In the event a Director ceases to serve as such for any reason, the unvested Shares subject to the Option will not accelerate, and the Option shall only be exercisable for the number of Shares that vested prior to the Director ceasing to serve as a Director.

          (e) Except for the automatic grants of Options under subparagraph (a) of this Section 5 and the issuance of Shares of Common Stock to Directors under Section 4 above, no Options or Shares shall otherwise be granted hereunder, and the Board shall not have any discretion with respect to the grant of Options or issuance of Shares of Common Stock within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule.

     6. Option Price. The option price per Share of any Option granted pursuant to this Plan to Directors elected at the June __, 1996 Annual Meeting of Shareholders shall be the Share Price, and, thereafter, shall be one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

     7. Exercise of Options. Options may be exercised at any time after the date on which the Options, or any portion thereof, are vested until the Option expires pursuant to Section 8; provided, however, that no Option shall be exercisable prior to six
(6) months from the Date of Grant. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option Agreement, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made and (iii) arrangements that are satisfactory to the Company in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements. The option price of any Shares purchased shall be paid solely in cash, by check or money order, or by a combination of the above.

     8. Termination of Option Period. The unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

          (a) three (3) months after the date that an Optionee ceases to be a Director regardless of the reason therefor other than as a result of such termination by death or permanent disability of the Optionee;

          (b) fifteen (15) months after the date that an Optionee ceases to be a Director by reason of death of the Optionee or six
(6) months after the Optionee shall die if such death shall occur during the three (3) month period described in Subsection 8(a);

          (c) twelve (12) months after the date that an Optionee ceases to be a Director by reason of the permanent disability of the Optionee; or

          (d) the tenth (10th) anniversary of the Date of Grant of the Option.

     9. Adjustment of Shares. (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

            (i) appropriate adjustment shall be made in the maximum number of Shares then subject to being issued or optioned under this Plan, so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so issued or optioned; and

           (ii) appropriate adjustment shall be made in the number of Shares and the option price per Share thereof then subject to any outstanding Option, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate option price.

          (b) Pursuant to the Plan, the number of shares subject to an Option and the applicable option price are subject to proportionate adjustment in the event of stock dividends, stock splits or any other recapitalizations effected without receipt of consideration by the Company. In the event of merger, consolidation or other like reorganization of the Company, an appropriate substitution for the stock subject to each Option shall be made. An appropriate substitution of stock shall also be made in the event of a merger, consolidation or reorganization in which the Company is not the surviving or resulting corporation.

          (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or option price of Shares then subject to outstanding Options granted under this Plan.

          (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     10. Transferability of Options. Each Option Agreement shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and that so long as an Optionee lives, only such Optionee or his or her guardian or legal representative shall have the right to exercise the related Option.

     11. Issuance of Shares. No person shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Board may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Plan, any Option Agreement or any law or regulation, including, but not limited to, the following:

            (i) A representation, warranty or agreement by the Optionee to the Company, at the time any Option is exercised, if applicable, that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

           (ii) A representation, warranty or agreement, if applicable, to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

     Share certificates issued to an Optionee who is a party to any shareholder agreement or a similar agreement shall bear the legends contained in such agreements.

     SE
   Administration of the Plan. (a) To the extent any administration is required, this Plan shall be administered by the Board.

          (b) The Board, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The determinations and the interpretation and construction of any provision of this Plan by the Board shall be final and conclusive.

          (c) Any and all decisions or determinations of the Board shall be made either (i) by a majority vote of the members of the Board at a meeting or (ii) without a meeting by the written approval of a majority of the members of the Board.

          (d) This Plan is intended and has been drafted to comply with Rule 16b-3, as amended, under the Exchange Act. If any provision of this Plan does not comply with Rule 16b-3, as amended, this Plan shall be automatically amended to comply with Rule 16b-3, as amended.

     13. Interpretation. (a) If any provision of this Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

          (b) THIS PLAN SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO CONFLICT OF LAW
PROVISIONS.

          (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

          (d) Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

     14. Amendment. The shareholders of the Company or the Board may alter or discontinue the Plan, provided that such action may not materially affect outstanding Options theretofore granted or Common Stock theretofore issued and provided that no such action of the Board may, without the approval of shareholders, alter the provisions of the Plan so as to (i) increase the total number of Shares that may be purchased pursuant to any Option (except to reflect stock dividends, stock splits or similar recapitalizations), (ii) decrease the option price of any Option,
(iii) extend the option period for any Option, or (iv) materially increase the benefits under the Plan. This Plan shall not be amended more than once every six (6) months, other than to comport with applicable changes to the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     15. Effective Date and Termination Date. The effective date of this Plan or any amendment thereto is the date on which the Board adopted this Plan or such amendment; provided, however, if this Plan is not approved by the shareholders of the Company within twelve (12) months after the effective date, then, in such event, this Plan and all Options granted pursuant to this Plan shall be null and void. This Plan shall terminate on May __, 2006, and any Option outstanding on such date will remain outstanding until it has either expired or has been exercised, but in no event longer than ten (10) years from the Date of Grant.

                    MINERAL DEVELOPMENT, INC.
             9400 N. Central Expressway, Suite 1209
                       Dallas, Texas 75231

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David N. Fitzgerald, Richard
D. Collins and Glenn L. Seitz and each or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Mineral Development, Inc. (the "Company") held of record by the undersigned on May 29, 1996, at the Annual Meeting of Shareholders to be held on June __, 1996, or any adjournment(s) thereof.

     1.  PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE
FOLLOWING PERSONS, TO HOLD OFFICE FOR THE TERM INDICATED OR UNTIL
THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND HAVE QUALIFIED.

[ ] FOR all nominees listed below (except as marked to the contrary below)

[ ]  WITHHOLD AUTHORITY to vote all nominees listed below

David N. Fitzgerald   Charles W. Gleeson   Richard D. Collins

             [Note:  two additional directors to be
                 added on Definitive Proxy Card]

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


- ------------------------------------------------------------------

     2. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO EXCO RESOURCES, INC.

     3.  PROPOSAL TO AMEND ARTICLE 4 OF THE COMPANY'S ARTICLES OF
INCORPORATION TO EFFECT A ONE-FOR-FIVE REVERSE STOCK SPLIT OF THE
COMPANY'S COMMON STOCK.

     4.  PROPOSAL TO AMEND ARTICLE 4 OF THE COMPANY'S ARTICLES OF
INCORPORATION TO PROVIDE FOR A CLASS OF PREFERRED STOCK OF UP TO
10,000,000 SHARES ISSUABLE IN SERIES.

     5. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO ADD ARTICLE 10 TO PROVIDE FOR THE ELIMINATION OF DIRECTOR
LIABILITY FOR MONETARY DAMAGES IN CERTAIN SITUATIONS.

     6. PROPOSAL FOR THE ADOPTION OF THE MINERAL DEVELOPMENT, INC. STOCK OPTION PLAN.

                 (Please sign on the other side)


                     (Continued from front)

     7. PROPOSAL FOR THE ADOPTION OF THE MINERAL DEVELOPMENT, INC. 1996 DIRECTOR PLAN.

     8.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     FOR   [ ]      AGAINST   [ ]       ABSTAIN   [ ]

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY, "FOR" THE AMENDMENT TO ARTICLE 4 OF THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-FIVE REVERSE STOCK SPLIT, "FOR" THE AMENDMENT TO AMEND ARTICLE 4 OF THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR A CLASS OF PREFERRED STOCK OF UP TO 10,000,000 SHARES ISSUABLE IN SERIES, "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO ADD ARTICLE 10 TO PROVIDE FOR THE ELIMINATION OF DIRECTOR LIABILITY FOR MONETARY DAMAGES IN CERTAIN SITUATIONS, "FOR" THE ADOPTION OF THE MINERAL DEVELOPMENT, INC. STOCK OPTION PLAN, "FOR" THE ADOPTION OF THE MINERAL DEVELOPMENT, INC. 1996 DIRECTOR PLAN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING.

                         DATED:______________________________, 1996

                         __________________________________________
                                           Signature

                         __________________________________________
                                        Signature if Held Jointly